Revenues (Tables)	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Schedule of Revenues
	Year ended	Year ended
	December 31,	December 31,
	2024	2023
	$ thousands	$ thousands
Balance, beginning of the period	6,177	14,888
New performance obligations	3,117	9,953
Reclassification to other balance sheet item (*)	(740)	(*) (13,800)
Reclassification to revenue as a result of satisfying performance obligations	(5,981)	(4,864)

Balance, end of the period	2,573	6,177
Less: long-term portion of deferred revenue	-	670

Current portion, end of period	2,573	5,507

(*) Deferred revenue in the amount of $13,800 thousand was reversed against Other non-current assets as a result of a termination of joint development, resulting one-time loss in the amount of $1,199 thousand recorded in the Company’s statement of operation.